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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  MARCH 5, 1996


                              PHOTONICS CORPORATION
               (Exact name of registrant as specified in charter)


            CALIFORNIA                     0-22514               77-0102343
     (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)                File Number)        Identification No.)


     1515 CENTRE POINTE DRIVE, MILPITAS, CALIFORNIA             95035-8010
     (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code   (408) 955-7930

                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 5, 1996 (the "Closing Date"), the Registrant acquired all of the assets and assumed certain of the liabilities of DTC Data Technology Corporation, a Delaware corporation ("DTC")(the "Acquisition"), pursuant to an Asset Purchase Agreement dated August 31, 1995 and amended September 29, 1995 and December 15, 1995 between the Registrant and DTC.

         For additional disclosure as required by Item 2, see Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of Business Acquired.

         The consolidated Financial Statements for DTC as of February 28, 1994 and 1995 and for each of the three years in the period ended February 28, 1995 are included on pages F-1 through F-19 of Exhibit 99.1 and unaudited financial statements for the nine months ended November 30, 1995 are included in Exhibit
99.2. A manually signed report of DTC's independent accountants relating to the consolidated Financial Statements for DTC as of February 28, 1994 and 1995 and for each of the three years in the period ended February 28, 1995 are included in Exhibit 99.3.

         (b)   Pro Forma Financial Information.


         Pro forma financial statements giving effect to the Acquisition for the year ended February 28, 1995 and the six months ended August 31, 1995 are included on pages 39 through 44 of Exhibit 99.1. Pro forma financial statements giving effect to the Acquisition for the year ended December 31, 1995 and for the year ended February 29, 1996 are included in Exhibit 99.4.



         (c)   Exhibits.

               2.1* Photonics Corporation/DTC Data Technology Corporation Asset Purchase Agreement dated as of August 31, 1995 and as amended September 29, 1995 and December 15, 1995 by and between Photonics Corporation, a California corporation and DTC Data Technology Corporation, a Delaware corporation (See Appendix A of Exhibit 99.1).

               24.1*     Consent of Coopers & Lybrand L.L.P., Independent
                         Accountants.

               99.1* Joint Proxy Statement/Prospectus furnished to the shareholders of the Registrant and DTC Data Technology Corporation dated January 8, 1996.



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               99.2*     Quarterly Report on Form 10-Q of DTC Data Technology
                         Corporation for the fiscal quarter ended November 30, 1995

               99.3* Report of Independent Accountants, Coopers & Lybrand L.L.P. on the financial statements for DTC Data Technology Corporation as of February 28, 1994 and 1995 and for each of the three years in the period ended February 28, 1995 included in the Joint Proxy Statement/Prospectus furnished to the shareholders of the Registrant and DTC Data Technology Corporation dated January 8, 1996.


               99.4** Pro forma condensed combined balance sheet as at December 31, 1995 and February 29, 1996, and pro forma condensed combined statement of income for the year ended December 31, 1995 and for the year ended February 29, 1996.



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*        Incorporated by reference to the identically numbered exhibit to
         Registrant's Current Report on Form 8-K filed March 19, 1996.

**       Filed herewith.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PHOTONICS CORPORATION
                                       (Registrant)



      Date:  May 17, 1996              By:  /s/ W. Morris Chubb
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                                             W. Morris Chubb,
                                             Chief Financial Officer



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